UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2021

Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

 (Exact name of registrant as specified in its charter)

Delaware	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 644-7670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 5, 2021, Dream Finders Homes, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) regarding the completion of the Company’s acquisition, on October 1, 2021, of certain assets, rights and properties, and assumed certain liabilities, comprising the following businesses (the “MHI Acquisition”): MHI Partnership, Ltd., a Texas limited partnership, MHI Models, Ltd., a Texas limited partnership, McGuyer Homebuilders, Inc., a Texas corporation, and FMR IP, LLC, a Texas limited liability (collectively, “MHI”).

This Current Report on Form 8-K/A amends the Original Form 8-K to include an updated Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial information, which the Company indicated would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed. Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

•
The audited  combined balance sheets of MHI as of December 31, 2019 and 2020 and the related combined statements of income, cash flows and changes in equity for the years then ended, the notes related thereto, and the report of the independent auditors related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

•
The unaudited combined balance sheet of MHI as of June 30, 2021 and the related unaudited combined statements of income, cash flows and changes in  equity for the six month periods ended June 30, 2020 and 2021, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

•
The unaudited combined pro forma balance sheet as of June 30, 2021, and the related unaudited pro forma combined statement of income for the six months ended June 30, 2021 and for the year ended December 31, 2020, and the related notes thereto, of the Company, after giving effect to the MHI Acquisition, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits.

Number	Description
23.1	Consent of Pannell Kerr Forster of Texas, P.C. (filed herewith).
99.1
The audited combined balance sheets of MHI as of December 31, 2019 and 2020 and the related combined statements of income, cash flows and changes in equity for the years then ended, the notes related thereto (filed herewith).

99.2
The unaudited combined balance sheet of MHI as of June 30, 2021 and the related unaudited  combined statements  of income cash flows and changes in equity for the six month periods ended June 30, 2020 and 2021, and the notes related thereto (filed herewith).

99.3
The unaudited pro forma condensed combined balance sheet as of June 30, 2021, and the related unaudited pro forma condensed combined statement of comprehensive income for the six months ended June 30, 2021 and for the year ended December 31, 2020, and the related notes thereto, of the Company, after giving effect to the MHI Acquisition (filed herewith).

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.
By: /s/ Robert E. Riva
Robert E. Riva Vice President, General Counsel and Corporate Secretary

Date: December 14, 2021